Exhibit 99.1

Contacts:
Press:	Investors/Analysts:
Jeff Ferry	Bob Blair
jferry@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
408-572-5213	408-716-4879

Infinera Corporation Reports

Second Quarter 2007 Financial Results

Sunnyvale, CA, July 31, 2007 – Infinera Corporation. (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the second quarter ended June 30, 2007.

In a separate press release today, the company also announced that Cox Communications has selected Infinera to build its national transport network.

GAAP Results:

•	Revenues for the second quarter of 2007 were $58.4 million compared to $49.2 million in the first quarter of 2007.

•	Gross margins were 28% in the second quarter of 2007 compared to 24% in the first quarter of 2007.

•

Including non-cash stock-based compensation and warrant revaluation expenses, the net loss was $26.1 million, or $1.10 per share, for the second quarter of 2007 compared to a net loss of $19.8 million, or $2.62 per share, in the first quarter of 2007.

Non-GAAP Invoiced Shipment Results:

•	Invoiced shipments for the second quarter of 2007 were $69.0 million compared to $66.7 million in the first quarter of 2007.

•	Gross margins were 37% in the second quarter of 2007 compared to 35% in the first quarter of 2007.

•

Excluding non-cash stock-based compensation and warrant revaluation expenses, the net income was $2.7 million, or $0.04 per diluted share, for the second quarter of 2007 compared to a net loss of $5.4 million, or $0.71 per diluted share, in the first quarter of 2007.

Comments from Management:

“We are pleased with Infinera’s second quarter performance — our first quarter as a public company — as it reflects our continued success in establishing ourselves as a leading systems company in the optical networking industry,” said Jagdeep Singh, chief executive officer of Infinera. “As service providers build out their networks to accommodate growing internet traffic, they continue to embrace Infinera’s highly-differentiated and highly-flexible Digital Optical Network architecture as a compelling solution for long-haul and metro optical networks.”

Singh also noted that Infinera added five new customers in the second quarter, bringing its total customer roster to 31, and that the company introduced the new Infinera 40G Tributary Adapter Module, which the company believes is the industry’s most flexible and economical means of deploying 40G services in the optical network.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its second quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com.

Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 800-405-2236 and enter passcode 11088216. International parties can access the replay at 303-590-3000 and should enter passcode 11088216.

About Infinera

Infinera provides Digital Optical Networking systems (the DTN System) to telecommunications carriers, cable operators and other service providers worldwide. Infinera’s large-scale photonic integrated circuit (PIC) incorporates 100 Gigabits per second of transmit and receive capacity and the functionality of more than 60 discrete optical components into a pair of indium phosphide chips. Infinera’s DTN system and PIC technology are designed to provide optical networks that provide operating simplicity, enhanced revenue generation, faster time-to-service and capital cost savings. For more information, please visit www.infinera.com.

Forward Looking Statements

This press release contains forward-looking statements, including statements relating to Infinera’s ability to change the economics of optical communications networks and design products that are flexible and economical for its customers. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Infinera’s business are set forth in our final Prospectus which was filed with the SEC on June 6, 2007, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP and other Financial Measures

In addition to disclosing financial measures prepared in accordance with United States Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures reported on an invoiced shipment basis. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “GAAP to Non-GAAP Invoiced Shipment Reconciliation” as well as the accompanying notes on the use of non-GAAP invoiced shipment information. We anticipate disclosing forward-looking non-GAAP and other financial information in our conference call to discuss our second quarter results, including an estimate of non-GAAP invoiced shipment earnings for the third quarter of 2007 that includes the impact of invoiced shipments in the period and excludes non-cash stock-based compensation expenses related to our equity awards and the right to purchase common stock under our Employee Stock Purchase Plan.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Revenue:
Ratable product and related support and services	$54,411	$4,054	$100,358	$6,707
Product	4,005	—	7,250	—

Total revenue	58,416	4,054	107,608	6,707

Cost of revenue(1):
Cost of ratable product and related support and services	37,529	4,488	72,372	9,973
Lower of cost or market adjustment	2,219	3,657	3,286	7,982
Cost of product	2,488	—	3,851	—

Total cost of revenue	42,236	8,145	79,509	17,955

Gross profit (loss)	16,180	(4,091)	28,099	(11,248)

Operating expenses(1):
Sales and marketing	6,401	4,162	14,037	6,863
Research and development	14,079	7,272	30,137	13,718
General and administrative	5,358	2,286	10,915	3,664
Amortization of intangible assets	37	—	74	—

Total operating expenses	25,875	13,720	55,163	24,245

Loss from operations	(9,695)	(17,811)	(27,064)	(35,493)

Other income (expense), net:
Interest income	729	569	914	795
Interest expense	(1,119)	(1,399)	(2,182)	(2,389)
Other gain (loss), net(2)	(15,978)	460	(17,515)	728

Total income (expense), net	(16,368)	(370)	(18,783)	(866)

Loss before provision of income taxes	(26,063)	(18,181)	(45,847)	(36,359)
Provision for income taxes	33	15	62	30

Net loss	$(26,096)	$(18,196)	$(45,909)	$(36,389)

Net loss per common share, basic and diluted	$(1.10)	$(3.23)	$(2.94)	$(6.84)

Shares used in computing basic and diluted net loss per common share	23,678	5,630	15,620	5,320

(1) The following table summarizes the effects of stock-based compensation related to employees, non-recourse notes and non-employees for the three and six months ended June 30, 2007 and 2006:

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Cost of revenue	$94	$2	$111	$4
Research and development	1,014	30	1,323	58
Sales and marketing	346	16	433	28
General and administration	685	21	903	40

	2,139	69	2,770	130
Cost of revenue - amortization from balance sheet*	27	—	40	—

Total stock-based compensation expense	$2,166	$69	$2,810	$130

* Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.
(2) The following table summarizes the remeasurement of our freestanding preferred stock warrants under FAS 150:

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Other gain (loss)	$17,261	$(442)	$19,761	$(581)

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment Reconciliation

(In thousands, except for share amounts)

(Unaudited)

	Three Months Ended June 30, 2007
	GAAP	Deferral Adjustments		Non-GAAP Invoiced Shipments	Stock Comp/Warrant Valuation		Non-GAAP Invoiced Shipments Excluding Stock Comp/Warrant Valuation
Revenue	$58,416	$10,535	(a)	$68,951	$—		$68,951

Cost of revenue	42,236	1,248	(b)	43,484	(169	) (c)	43,315

Gross profit	16,180	9,287		25,467	169		25,636
Gross margin	28%						37%
Operating expenses	25,875	—		25,875	(2,045	) (c)	23,830

Income (Loss) from operations	(9,695)	9,287		(408)	2,214		1,806
Other income (expense), net	(16,368)	—		(16,368)	17,261	(d)	893

Income (Loss) before provision for income taxes	(26,063)	9,287		(16,776)	19,475		2,699
Provision for income taxes	33	—		33	—		33

Net income (loss)	$(26,096)	$9,287		$(16,809)	$19,475		$2,666

Net income (loss) per common share:
Basic	$(1.10)						$0.11

Diluted	$(1.10)						$0.04

Shares used in computing net income (loss) per common share:
Basic	23,678						23,678

Diluted	23,678						59,284

	Three Months Ended March 31, 2007
	GAAP	Deferral Adjustments		Non-GAAP Invoiced Shipments	Stock Comp/Warrant Valuation		Non-GAAP Invoiced Shipments Excluding Stock Comp/Warrant Valuation
Revenue	$49,192	$17,467	(a)	$66,659	$—		$66,659

Cost of revenue	37,273	6,205	(b)	43,478	(57	) (c)	43,421

Gross profit	11,919	11,262		23,181	57		23,238
Gross margin	24%						35%
Operating expenses	29,288	—		29,288	(614	) (c)	28,674

Income (Loss) from operations	(17,369)	11,262		(6,107)	671		(5,436)
Other income (expense), net	(2,415)	—		(2,415)	2,500	(d)	85

Income (Loss) before provision for income taxes	(19,784)	11,262		(8,522)	3,171		(5,351)
Provision for income taxes	29	—		29	—		29

Net income (loss)	$(19,813)	$11,262		$(8,551)	$3,171		$(5,380)

Net income (loss) per common share:
Basic	$(2.62)						$(0.71)

Diluted	$(2.62)						$(0.71)

Shares used in computing net income (loss) per common share:
Basic	7,560						7,560

Diluted	7,560						7,560

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment Reconciliation

(In thousands)

Use of Non-GAAP Invoiced Shipments Information:

To supplement our condensed consolidated financial statements presented on a US GAAP basis, Infinera uses non-GAAP Invoiced Shipment measures of operating results, net income and net income per share, which are adjusted to exclude stock-based compensation expense and warrant valuation expense and include changes in deferred revenue and deferred cost of inventory. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Infinera’s underlying operating results and trends and our marketplace performance. The non-GAAP Invoiced Shipments results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with US GAAP. Non-GAAP Invoiced Shipments financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Included amount represents the change in the deferred revenue balance for the period as reported on the company’s balance sheet. We believe investors want to see the income statement with the change in deferral balance included in order to understand the gross margin profile of the underlying invoiced shipments.

(b)	Included amount represents the change in the deferred cost of inventory balance for the period as reported on the company’s balance sheet. We believe investors want to see the income statement with the change in the deferral balance included in order to understand the gross margin profile of the underlying invoiced shipments.

(c)	Excluded amount represents stock-based compensation expense. Stock-based compensation is a non-cash expense accounted for in accordance with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R). While a large component of our expense, we believe investors want to evaluate our financial results both including and excluding the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

(d)	Excluded amount represents the adjustment to revalue our convertible preferred warrants to fair value as required by FAS 150. Subsequent to our IPO, we are no longer required to revalue these warrants and, therefore, we believe investors want to evaluate our financial results both including and excluding the effect of this revaluation expense in order to compare our financial performance with that of other companies and between periods.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands)

	June 30, 2007	December 31, 2006
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$197,419	$28,884
Short-term investments	696	688
Accounts receivable	27,584	42,148
Inventory	58,511	58,269
Deferred inventory costs	70,299	62,936
Prepaid expenses and other current	3,074	3,115

Total current assets	357,583	196,040

Property, plant and equipment, net	30,746	26,665
Intangible assets	1,673	1,806
Deferred inventory costs, non-current	4,407	4,317
Other non-current assets	444	1,638

Total assets	$394,853	$230,466

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$28,963	$41,767
Accrued expenses	8,853	16,574
Accrued compensation and related benefits	9,080	7,628
Accrued warranty	4,324	1,339
Deferred revenue	129,605	101,080
Preferred stock warrant liability	—	5,409
Current portion of debt	4,500	20,025

Total current liabilities	185,325	193,822

Long-term portion of debt	—	8,357
Accrued warranty, non-current	5,712	1,378
Deferred revenue, non-current	9,350	9,873
Long-term exercised unvested options	1,298	996
Other long-term liabilities	3,021	1,811

Convertible preferred stock	—	320,550

Stockholders’ equity (deficit):
Common stock	85	9
Additional paid-in capital	550,188	7,911
Accumulated other comprehensive loss	(129)	(153)
Accumulated deficit	(359,997)	(314,088)

Total stockholders’ equity (deficit)	190,147	(306,321)

Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$394,853	$230,466

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2007	2006
Cash Flows from Operating Activities:
Net loss	$(45,909)	$(36,389)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,423	3,480
Amortization of debt discount	282	128
Asset impairment charges	393	—
Stock-based compensation expense	2,810	130

Revaluation of warrant liabilities	19,761	91

Gain on disposal of fixed assets	(20)	—
Gain on sale of assets held for sale	(2,001)	—
Unrealized loss on investments	(25)	—
Changes in assets and liabilities:
Accounts receivable	14,732	(7,052)
Inventory	1,661	(13,653)
Prepaid expenses and other current assets	39	(206)
Deferred inventory costs	(7,493)	(18,351)
Other non-current assets	599	(337)
Accounts payable	(12,761)	3,334
Accrued liabilities and other expenses	(5,603)	7,491
Deferred revenue	28,002	26,777
Accrued warranty	7,318	645

Net cash provided by (used in) operating activities	6,208	(33,912)

Cash Flows from Investing Activities:
Purchase of short-term investments	—	4
Proceeds from sale of short-term investments	—	1,098
Proceeds from disposition of acquired assets	—	1,450
Proceeds from disposal of fixed assets	30	—
Proceeds from sale of assets held for sale	2,507	—
Purchase of property and equipment	(8,723)	(4,937)

Net cash used in investing activities	(6,186)	(2,385)

Cash Flows from Financing Activities:
Principal payments on loan obligation	(30,901)	(11,012)
Proceeds from loans	7,119	13,652
Proceeds from initial public offering, net of issuance costs	190,245	—
Proceeds from issuance of common stock	2,050	2,591
Proceeds from issuance of convertible preferred stock, net of issuance costs	—	52,640
Proceeds from non-recourse notes	—	18
Repurchase of common stock	(50)	—

Net cash provided by financing activities	168,463	57,889
Effect of exchange rate changes	49	(62)

Net change in cash and cash equivalents	168,534	21,530
Cash and cash equivalents at beginning of period	28,884	36,013

Cash and cash equivalents at end of period	$197,418	$57,543

Supplemental disclosures of cash flow information:
Cash paid for interest	$2,203	$1,369
Cash paid for income taxes	$81	$21

Infinera Corporation

Supplemental Financial Information

	Q1'06	Q2'06	Q3'06	Q4'06	Q1'07	Q2'07
Invoiced Shipments	$13.8	$19.7	$42.0	$70.5	$66.7	$69.0
Gross Margin %	-43%	16%	21%	25%	35%	37%

Invoiced Shipment Composition:
Domestic %	76%	89%	78%	72%	89%	84%
International %	24%	11%	22%	28%	11%	16%
Largest Customer %	64%	58%	55%	47%	57%	48%

Cash Related Information:
Cash from Operations	$(21.6)	$(12.3)	$(18.8)	$(15.0)	$6.9	$(0.8)
Capital Expenditures	$2.1	$2.9	$6.2	$4.1	$5.2	$3.6
Depreciation & Amortization	$1.6	$1.7	$1.9	$1.8	$2.1	$2.0
DSO's	54	48	49	54	27	36

Inventory Metrics:
Raw Materials	$4.0	$5.1	$7.8	$6.7	$7.4	$8.8
Work in Process	$16.7	$21.2	$30.9	$38.1	$31.6	$36.0
Finished Goods	$5.7	$12.0	$11.8	$13.5	$18.4	$13.7

Total Inventory	$26.5	$38.3	$50.5	$58.3	$57.3	$58.5
Inventory Turns	3.0	1.7	2.6	3.6	3.0	3.0

Worldwide Headcount	363	470	576	605	617	646